Exhibit 1.1

8point3 Energy Partners LP

(Delaware limited partnership)

7,000,000 Class A Shares Representing Limited Partner Interests

UNDERWRITING AGREEMENT

September 22, 2016

Merrill Lynch, Pierce, Fenner & Smith

Incorporated

As Representative of the several Underwriters

One Bryant Park

New York, New York 10036

Ladies and Gentlemen:

8point3 Energy Partners LP, a Delaware limited partnership (the “Partnership”), confirms its agreement, subject to the terms and conditions stated in this Underwriting Agreement (this “Agreement”), with Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) and each of the other Underwriters named in Schedule A hereto (collectively, the “Underwriters,” which term shall also include any underwriter substituted as hereinafter provided in Section 9 hereof), for whom Merrill Lynch is acting as representative (the “Representative”), with respect to (i) the sale by the Partnership and the purchase by the Underwriters, acting severally and not jointly, of the number of Class A shares representing limited partner interests in the Partnership (the “Class A shares”) set forth in Schedule A hereto and (ii) the grant by the Partnership to the Underwriters, acting severally and not jointly, of the option described in Section 2(b) hereof to purchase all or any part of 1,050,000 additional Class A shares. The aforesaid 7,000,000 Class A shares (the “Initial Securities”) to be purchased by the Underwriters and all or any part of the  1,050,000 additional Class A shares subject to the option described in Section 2(b) hereof (the “Option Securities”) are herein called, collectively, the “Securities”.

The Partnership and 8point3 General Partner, LLC, a Delaware limited liability company and the general partner of the Partnership (the “General Partner” and, together with the Partnership, the “YieldCo Parties”) understand that the Underwriters propose to make a public offering of the Securities as soon as the Representative deems advisable after this Agreement has been executed and delivered.

The Partnership has prepared and filed with the Securities and Exchange Commission (the “Commission”) a shelf registration statement on Form S-3 (File No. 333-212366) covering the public offering and sale of certain securities, including the Securities, under the Securities Act of 1933, as amended (the “1933 Act”), and the rules and regulations promulgated thereunder (the “1933 Act Regulations”), which shelf registration statement was declared effective on September 1, 2016. Such registration statement, as of any time, means such registration statement as amended by any post-effective amendments thereto through such time, including any exhibits and schedules thereto at such time, the documents incorporated or deemed to be incorporated by reference therein at such time pursuant to Item 12 of Form S-3 under the 1933 Act and the documents otherwise deemed to be a part thereof as of such time pursuant to Rule 430B under the 1933 Act Regulations (“Rule 430B”), is referred to herein as the “Registration Statement;” provided, however, that the “Registration Statement” without reference to a time means such registration statement as amended by any post-effective amendments thereto as of the time of the first contract of sale for the Securities, which time shall be considered the “new effective date” of such registration statement with respect to the Securities within the meaning of paragraph (f)(2) of Rule 430B, including the exhibits and schedules thereto as of such time, the documents incorporated or deemed incorporated by reference therein at such time pursuant to Item 12 of Form S-3 under the 1933 Act and the documents otherwise deemed to be a part thereof as of such time pursuant to the Rule 430B.  Each preliminary prospectus used in connection with the offering of the Securities, including the documents incorporated or deemed to be incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, are collectively referred to herein as a “preliminary prospectus.”  Promptly after execution and delivery of this Agreement, the Partnership will prepare and file a final prospectus relating to the Securities in accordance with the provisions of Rule 424(b) under the 1933 Act Regulations (“Rule 424(b)”).  The final prospectus, in the form first furnished or made available to the Underwriters for use in connection with the offering of the Securities, including the documents incorporated or deemed to be incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, are collectively referred to herein as the “Prospectus.”  For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system (or any successor system)(“EDGAR”).

As used in this Agreement:

“Applicable Time” means 11:30 p.m., New York City time, on the date of this Agreement or such other time as agreed by the Partnership and Merrill Lynch.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 of the 1933 Act Regulations (“Rule 433”), including without limitation any “free writing prospectus” (as defined in Rule 405 of the 1933 Act Regulations (“Rule 405”)) relating to the Securities that is (i) required to be filed with the Commission by the Partnership, (ii) a “road show that is a written communication” within the meaning of Rule 433(d)(8)(i), whether or not required to be filed with the Commission, or (iii) exempt from filing with the Commission pursuant to Rule 433(d)(5)(i) because it contains a description of the Securities or of the offering that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Partnership’s records pursuant to Rule 433(g).

“Issuer General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors (other than a “bona fide electronic road show,” as defined in Rule 433), as evidenced by its being specified in Schedule B-2 hereto.

“Issuer Limited Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not an Issuer General Use Free Writing Prospectus.

“Pricing Disclosure Package” means any Issuer General Use Free Writing Prospectuses issued at or prior to the Applicable Time, the most recent preliminary prospectus (including any documents incorporated therein by reference) that is distributed to investors prior to the Applicable Time and the information included on Schedule B-1 hereto, all considered together.

“Testing-the-Waters Communication” means any oral or written communication with potential investors undertaken in reliance on Section 5(d) of the 1933 Act.

“Written Testing-the-Waters Communication” means any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the 1933 Act.

All references in this Agreement to financial statements and schedules and other information which is “contained,” “included” or “stated” (or other references of like import) in the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to include all such financial statements and schedules and other information incorporated or deemed incorporated by reference in the Registration Statement, any preliminary prospectus or the Prospectus, as the case may be, prior to the execution and delivery of this Agreement; and all references in this Agreement to amendments or supplements to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to include the filing of any document under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the “1934 Act”), incorporated or deemed to be incorporated by reference in the Registration Statement, such preliminary prospectus or the Prospectus, as the case may be, at or after the execution and delivery of this Agreement.

SECTION 1. Representations and Warranties.

(a) Representations and Warranties by the YieldCo Parties.  The YieldCo Parties, jointly and severally, represent and warrant to each Underwriter as of the date hereof, the Applicable Time, the Closing Time (as defined below) and any Date of Delivery (as defined below), and agree with each Underwriter, as follows:

(i) Registration Statement and Prospectuses.  The Partnership meets the requirements for use of Form S-3 under the 1933 Act.  The Securities have been and remain eligible for registration by the Partnership on the Registration Statement, which was declared effective by the Commission under the 1933 Act.  No stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act, no order preventing or suspending the use of any preliminary prospectus or the Prospectus has been issued and no proceedings for any of those purposes have been instituted or are pending or, to the YieldCo Parties’ knowledge, contemplated.  The Partnership has complied with each request (if any) from the Commission for additional information.

Each of the Registration Statement and any post-effective amendment thereto, at the time of its effectiveness and at each deemed effective date with respect to the Underwriters pursuant to Rule 430B(f)(2) under the 1933 Act Regulations, complied in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.  Each preliminary prospectus, the Prospectus and any amendment or supplement thereto, at the time each was filed with the Commission, complied in all material respects with the requirements of the 1933 Act Regulations and each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus, when they became effective or at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission under the 1934 Act (the “1934 Act Regulations”).

(ii) Accurate Disclosure.  Neither the Registration Statement nor any amendment thereto, at its effective time, at the Closing Time or at any Date of Delivery, contained, contains or will contain an untrue statement of a material fact or omitted, omits or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.  As of the Applicable Time, neither (A) the Pricing Disclosure Package nor (B) any individual Issuer Limited Use Free Writing Prospectus, when considered together with the Pricing Disclosure Package, included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  Neither the Prospectus nor any amendment or supplement thereto, as of its issue date, at the time of any filing with the Commission pursuant to Rule 424(b), at the Closing Time or at any Date of Delivery, included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  The documents incorporated or deemed to be incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus, at the time the Registration Statement became effective or when such documents incorporated by reference were filed with the Commission, as the case may be, when read together with the other information in the Registration Statement, the Pricing Disclosure Package or the Prospectus, as the case may be, did not and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement (or any amendment thereto), the Pricing Disclosure Package or the Prospectus (or any amendment or supplement thereto) made in reliance upon and in conformity with written information furnished to the Partnership by any Underwriter through Merrill Lynch expressly for use therein.  For purposes of this Agreement, the only information so furnished shall be the information in the first paragraph under the heading “Underwriting—Commissions and Discounts,” the information in the second and third paragraphs under the heading “Underwriting—Price Stabilization, Short Positions and Penalty Bids” and the information under the heading “Underwriting—Electronic Distribution” in each case contained in the Prospectus (collectively, the “Underwriter Information”).

Each of the statements made by the Partnership in the Registration Statement and the Pricing Disclosure Package and to be made in the Prospectus (and any supplements thereto) within the coverage of Rule 175(b) under the 1933 Act Regulations, including (but not limited to) any statements with respect to projected results of operations, estimated cash available for distributions and future cash distributions of the Partnership was made or will be made with a reasonable basis and in good faith.

(iii) Emerging Growth Company Status.  From the time of initial filing of the Registration Statement with the Commission (or, if earlier, the first date on which the Partnership engaged directly or through any person authorized to act on its behalf in any Testing-the-Waters Communication, as defined below) through the date hereof, the Partnership has been and is an “emerging growth company,” as defined in Section 2(a) of the 1933 Act (an “Emerging Growth Company”).

(iv) Testing-the-Waters Materials.  The Partnership (A) has not alone engaged in any Testing-the-Waters Communication and (B) has not authorized anyone other than the Representative to engage in Testing-the-Waters Communications. The Partnership has not distributed any Written Testing-the-Waters Communications.

(v) Issuer Free Writing Prospectuses.  No Issuer Free Writing Prospectus conflicts or will conflict with the information contained in the Registration Statement or the Prospectus, including any document incorporated by reference therein, and any preliminary or other prospectus deemed to be a part thereof that has not been superseded or modified.   Any offer that is a written communication relating to the Securities made prior to the initial filing of the Registration Statement by the Partnership or any person acting on its behalf (within the meaning, for this paragraph only, of Rule 163(c) of the 1933 Act Regulations) has been filed with the Commission in accordance with the exemption provided by Rule 163 under the 1933 Act Regulations (“Rule 163”) and otherwise complied with the requirements of Rule 163, including without limitation the legending requirement, to qualify such offer for the exemption from Section 5(c) of the 1933 Act provided by Rule 163.

(vi) Partnership Not Ineligible Issuer.  At the time of filing the Registration Statement and any post-effective amendment thereto, at the earliest time thereafter that the Partnership or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the 1933 Act Regulations) of the Securities and at the date hereof, the Partnership was not and is not an “ineligible issuer,” as defined in Rule 405, without taking account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Partnership be considered an ineligible issuer.

(vii) No Material Adverse Change in Business.  None of the YieldCo Parties, 8point3 Operating Company, LLC, a Delaware limited liability company (“OpCo”) and the other direct and indirect subsidiaries of the Partnership (the “Subsidiaries” and collectively with the YieldCo Parties and OpCo, the “YieldCo Entities”) has sustained, since the date of the latest audited financial statements included in the Pricing Disclosure Package, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, other than as set forth or contemplated in the Pricing Disclosure Package and the Prospectus and other than as would not reasonably be expected to have a Material Adverse Effect (as defined below) or materially interfere with or delay the consummation of this Agreement. Since the respective dates as of which information is given in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there has not been (A) any change in the partnership or limited liability company interests, as applicable, of any of the YieldCo Entities, (B) any change in the long-term debt of any of the YieldCo Entities, (C) any material adverse change, or any development involving a prospective material adverse change in or affecting the condition (financial or otherwise), management, earnings, business or properties of the YieldCo Entities taken as a whole, whether or not arising from transactions in the ordinary course of business, except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus or (D) any dividend or distribution of any kind declared, paid or made by any YieldCo Entity, in each case other than as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(viii) Title to Property.  The YieldCo Entities have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus or as do not materially interfere with the use made and proposed to be made of such property by the YieldCo Entities; and any real property and buildings held under lease by any of the YieldCo Entities are held by them under valid, subsisting and enforceable leases or subleases with such limitations on the YieldCo Entities as are not material and do not interfere with the use made and proposed to be made of such leased real property by the YieldCo Entities.

(ix) Rights-of-Way.  Each of the YieldCo Entities has, and as of each Date of Delivery will have, such consents, easements, rights-of-way or licenses from any person (collectively, “rights-of-way”) as are necessary to conduct its business in the manner described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, subject to such qualifications as may be set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus, except for such rights-of-way the failure of which to obtain, would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; and each of the YieldCo Entities will have fulfilled and performed all of its obligations with respect to such rights-of-way and no event shall have occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or would result in any impairment of the rights of the holder of any such rights-of-way except for such revocations, terminations and impairments that would not reasonably be expected to (A) have, individually or in the aggregate, a material adverse effect on the earnings, business, properties, operations, condition (financial or otherwise) or prospects of the YieldCo Entities taken as a whole or (B) prevent the consummation of the transactions contemplated by this Agreement (the occurrence of any such effect or any such prevention described in the foregoing clauses (A) and (B) being referred to as a “Material Adverse Effect”).

(x) Good Standing of the YieldCo Entities.  Each of the YieldCo Entities has been duly organized, is validly existing as a limited partnership, limited liability company or other business entity in good standing under the laws of its jurisdiction of organization, with the requisite power and authority to enter into and perform its obligations under this Agreement, own its properties and conduct its business as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, and has been duly qualified as a foreign limited partnership, limited liability company or other business entity for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction except where the failure to be so qualified would not have a Material Adverse Effect.

(xi) Subsidiaries.  The only subsidiaries of the Partnership are (A) the subsidiaries listed on Exhibit 21 to the Registration Statement and (B) certain other subsidiaries which, considered in the aggregate as a single subsidiary, do not constitute a “significant subsidiary” as defined in Rule 1-02 of Regulation S-X.

(xii) General Partner LLC Agreement.  The Amended and Restated Limited Liability Company Agreement of the General Partner has been duly authorized, validly executed and delivered by 8point3 Holding Company, LLC, a Delaware limited liability company and the managing member of the General Partner (“Holdings”), and is a valid and legally binding agreement of Holdings, enforceable against Holdings in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and to general equitable principles.

(xiii) Partnership Agreement.  The Amended and Restated Agreement of Limited Partnership of the Partnership (the “Partnership Agreement”) has been duly authorized, validly executed and delivered by the parties thereto and is a valid and legally binding agreement of each of the parties thereto, enforceable against each of such parties in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and to general equitable principles.

(xiv) OpCo LLC Agreement.  The Amended and Restated Limited Liability Company Agreement of OpCo (the “OpCo LLC Agreement”) has been duly authorized, validly executed and delivered by the parties thereto and is a valid and legally binding agreement of each of the parties thereto, enforceable against each of such parties in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and to general equitable principles.

(xv) Power and Authority of the General Partner.  The General Partner has, and as of each Date of Delivery will have, all requisite power and authority to act as general partner of the Partnership in all material respects as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(xvi) Ownership of the General Partner Interest.  The General Partner is the sole general partner of the Partnership.  The General Partner owns a non-economic general partner interest in the Partnership (the “General Partner Interest”); such General Partner Interest has been, and as of each Date of Delivery will be, duly authorized and validly issued in accordance with the Partnership Agreement; and the General Partner owns, and as of each Date of Delivery will own, such General Partner Interest free and clear of all liens, encumbrances, security interests, pledges, mortgages or restrictions on transfer (“Liens”) except for restrictions on transferability contained in the Partnership Agreement or as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(xvii) Ownership of OpCo by the Partnership.  After giving effect to the offering of the Securities as contemplated by this Agreement (excluding the issuance of the Option Securities), the Partnership will own (A) 27,018,276 common units representing limited liability company interests in OpCo (“OpCo Common Units”) and (B) a non-economic managing member interest in OpCo (the “OpCo Managing Member Interest” and, together with the OpCo Common Units, the “OpCo Interests”); as of each Date of Delivery, such OpCo Interests will be duly authorized and validly issued in accordance with the OpCo LLC Agreement; and as of each Date of Delivery, the Partnership will own such OpCo Interests free and clear of all Liens except for restrictions on transferability contained in the OpCo LLC Agreement or as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(xviii) Valid Issuance of OpCo Common Units.  The OpCo Common Units to be purchased by the Partnership from OpCo and the limited liability company interests represented thereby have been duly authorized by all requisite limited liability company action on the part of OpCo under the DLLCA and, when issued and delivered by OpCo to the Partnership against payment therefor, will be validly issued in accordance with the OpCo LLC Agreement and will be fully paid (to the extent required under the OpCo LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the DLLCA).

(xix) Capitalization.  After giving effect to the offering of the Securities as contemplated by this Agreement (excluding the issuance of the Option Securities), (A) the issued and outstanding partnership interests of the Partnership will consist of 27,018,276 Class A shares, 51,000,000 Class B shares representing limited partner interests in the Partnership (“Class B shares”) and the General Partner Interest, and other than the Sponsor Shares (as defined below), the Securities will be the only limited partner interests in the Partnership issued and outstanding, and (B) the issued and outstanding limited liability company interests of OpCo will consist of 42,518,276 OpCo Common Units, 35,500,000 subordinated units representing limited liability company interests in OpCo (“OpCo Subordinated Units”), the OpCo Managing Member Interest and the incentive distribution rights in OpCo (“IDRs”), and other than the Sponsor Units

(as defined below) and the IDRs, the 27,018,276 OpCo Common Units and the OpCo Managing Member Interest owned by the Partnership will be the only limited liability company interests in OpCo issued and outstanding.

(xx) Equity Method Investments.  Other than (A) the General Partner’s direct ownership of the General Partner Interest, (B) the Partnership’s direct or indirect ownership of the Subsidiaries, (C) OpCo’s indirect ownership of 49% of the limited liability company interests of SG2 Holdings, LLC (“SG2 Holdings”), NS Solar Holdings, LLC (“North Star Holdings”) and Lost Hills Blackwell Holdings, LLC (“Lost Hills Holdings”), (D) SG2 Holdings’ direct ownership of all of the limited liability company interests of SG2 Imperial Valley LLC, (E) North Star Holdings’ direct ownership of all of the limited liability company interests of North Star Solar, LLC, and (F) Lost Hills Holdings’ direct or indirect ownership of all of the limited liability company interests of Lost Hills Solar Holdco, LLC, Lost Hills Solar, LLC, Blackwell Solar Holdings, LLC and Blackwell Solar, LLC, none of the General Partner, the Partnership nor OpCo owns, and at each Date of Delivery none will own, directly or indirectly, any equity or long-term debt securities of any corporation, partnership, limited liability company, joint venture, association or other entity.

(xxi) Due Authorization of the Securities.  The Securities and all outstanding shares representing partnership interests in the Company have been duly and validly authorized and, when the Securities are issued and delivered against payment therefor as provided herein, such Securities will be duly and validly issued and fully paid (to the extent required under the Partnership Agreement) and non‑assessable (except as such non-assessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware Revised Uniform Limited Partnership Act) and will conform to the description of the Class A shares contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(xxii) Sponsor Shares; Sponsor Units.  First Solar, Inc., a Delaware corporation (“First Solar”), and SunPower Corporation, a Delaware corporation (“SunPower” and, together with First Solar, the “Sponsors”) will own, directly or indirectly through Holdings, (A) 51,000,000 Class B shares (the “Sponsor Shares”), (B) 15,500,000 OpCo Common Units and 35,500,000 OpCo Subordinated Units (such OpCo Common Units and OpCo Subordinated Units being collectively referred to herein as the “Sponsor Units”) and (C) all of the IDRs.  All of such Sponsor Shares and the limited partner interests represented thereby have been duly authorized and validly issued in accordance with the Partnership Agreement, and are fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware Revised Uniform Limited Partnership Act). All of such Sponsor Units and IDRs and the limited liability company interests represented thereby have been duly authorized and validly issued in accordance with the OpCo LLC Agreement, and are fully paid (to the extent required under the OpCo LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware Limited Liability Company Act). The Sponsors will own, at each Date of Delivery, such Sponsor Shares, Sponsor Units and IDRs free and clear of all Liens except for restrictions on transferability contained in the Partnership Agreement or OpCo LLC Agreement or as described in the Registration Statement, the Pricing Disclosure Package or the Prospectus.

(xxiii) No Preemptive or Registration Rights.  Except as contained in the Partnership Agreement or described in the Registration Statement, the Pricing Disclosure Package and the Prospectus and except for such rights as may have been waived, there are no (A) preemptive rights or other rights to subscribe for or to purchase or any restriction upon the voting or transfer of, any equity securities of the Partnership or (B) outstanding options or warrants to purchase any securities of the Partnership.  Neither the filing of the Registration Statement nor the offering or sale of the Securities as contemplated by this Agreement gives rise to any rights for or relating to the registration of any securities of the Partnership, except such rights as have been waived or satisfied.

(xxiv) No Conflict or Violation.  (i) The issue and sale of the Securities and the compliance by the YieldCo Entities with this Agreement will not and (ii) the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein and in the Registration Statement, the Pricing Disclosure Package and the Prospectus (including the issuance and sale of the Securities, the use of the proceeds from the sale of the Securities as described therein under the caption “Use of Proceeds”) and in the contribution agreement (the “Henrietta Contribution Agreement”) to acquire the Henrietta Project from a wholly-owned subsidiary of SunPower do not and will not, whether with or without the giving of notice or passage of time or both, (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which any of the YieldCo Entities is a party or by which any of the YieldCo Entities is bound or to which any of the property or assets of any of the YieldCo Entities is subject, (B) result in any violation of the provisions of the certificate of formation, limited partnership agreement or limited liability company agreement (or similar organizational documents) of any of the YieldCo Entities, or (C) result in the violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over any of the YieldCo Entities or any of their properties, except, with respect to clauses (A) and (C), such conflicts or violations that would not reasonably be expected to have a Material Adverse Effect; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body having jurisdiction over the YieldCo Entities or any of their properties is required for the issue and sale of the Securities or the consummation by the YieldCo Entities of the transactions contemplated by this Agreement, except the registration under the 1933 Act of the Securities, the approval by the Financial Industry Regulatory Authority (“FINRA”) of the underwriting terms and arrangements and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters.

(xxv) Absence of Violations, Defaults and Conflicts.  None of the YieldCo Entities is (A) in violation of its certificate of formation or limited partnership agreement or limited liability company agreement (or similar organizational documents), (B) in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound or (C) in violation of any law, statute, rule, regulation, judgment, order, writ or decree of any arbitrator, court, governmental agency or body having jurisdiction over any of the YieldCo Entities or any of their respective properties, assets or operations, except for such violations that would not reasonably be expected to result in a Material Adverse Effect.

(xxvi) Due Authorization.  The execution and delivery of, and the performance by the YieldCo Entities of their respective obligations under, this Agreement (including but not limited to  the issuance and sale of the Securities and the use of proceeds from the sale of the Securities as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus under the caption “Use of Proceeds”) have been duly and validly authorized by all necessary limited partner action or limited liability company action, as applicable, on the part of the YieldCo Entities, and this Agreement has been duly executed and delivered by the YieldCo Entities.

(xxvii)  Summaries of Law.  The statements set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus under the captions “Business—Our Portfolio,” “Business—Regulatory Matters,” “Business—Environmental Matters,” “Business—Government Incentives,” “Certain Relationships and Related Party Transactions, and Director Independence,” “Description of the Shares” and “Certain U.S. Federal Income and Estate Tax Consequences to Non-U.S. Holders” insofar as such statements purport to constitute summaries of the terms of statutes, rules or regulations, legal or governmental proceedings, agreements or documents, including related-party agreements, power purchase agreements, offtake agreements and contracts for differences, are accurate summaries of the terms of such statutes, rules or regulations, legal or governmental proceedings, agreements or documents, in all material respects. All agreements expressly referenced in the Registration Statement, the Pricing Disclosure Package and the Prospectus between any of the YieldCo Entities, on the one hand, and any of the Sponsors or any other party, on the other hand, are legal, valid and binding obligations of each such YieldCo Entity and each such Sponsor, as applicable, enforceable against each such YieldCo Entity and each such Sponsor in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and to general equitable principles and except as rights to indemnity and contribution thereunder may be limited by applicable law or policies underlying such law. Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, none of the YieldCo Entities or the Sponsors have sent or received any notice indicating the termination of or intention to terminate any of the contracts or agreements referred to, described in or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus or filed as an exhibit Registration Statement.

(xxviii) Filings and Governmental Licenses.  The YieldCo Entities have filed or caused to be filed with the appropriate governmental entities all forms, statements, reports, and documents (including all exhibits, amendments, and supplements thereto) (each a “Filing”) required to be filed by it with respect to the each of the YieldCo Entities’ businesses and each of their facilities under all applicable laws and the respective rules and regulations thereunder, all of which complied in all respects with all applicable requirements of the appropriate law and rules and regulations thereunder in effect on the date each such Filing was made, except where the failure to do so would not reasonably be expected to have a Material Adverse Effect. The YieldCo Entities (A) hold all licenses, registrations, certificates and permits from governmental authorities (collectively, “Governmental Licenses”) which are necessary to the conduct of the business now operated by them, except for such Governmental Licenses the failure of which to hold would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (B) are in compliance with the terms and conditions of all Governmental Licenses, and all Governmental Licenses are valid and in full force and effect, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and (C) have not received any written notice of proceedings relating to the revocation or modification of any Governmental License.

(xxix) Payment of Taxes.  Each of the YieldCo Entities has filed all material U.S. federal, state, local and foreign tax returns which have been required to be filed and have paid all taxes indicated by such returns and all assessments received by them or any of them to the extent that such taxes have become due, except for any such taxes being contested in good faith and for which an adequate reserve or accrual has been established in accordance with U.S. generally accepted principles of accounting (“GAAP”).

(xxx) Possession of Intellectual Property.  The YieldCo Entities own or possess or, to the YieldCo Parties’ knowledge, can obtain on reasonable terms the right to use all patents, inventions, trademarks, trade names, service marks, logos, trade dress, designs, database rights, Internet domain names, rights of privacy, rights of publicity, copyrights, license rights, trade secrets, know-how and proprietary information (including unpatented and unpatentable proprietary or confidential information, inventions, systems or procedures) and other intellectual property rights, as well as related rights, such as registrations and applications for registration of any of the foregoing (collectively, “Intellectual Property”) necessary to conduct their business in all material respects as presently conducted and currently contemplated to be conducted in the future, except for such Intellectual Property the failure of which to possess or obtain would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. To the YieldCo Parties’ knowledge, none of the YieldCo Entities, whether through their respective products and services or the conduct of their respective businesses, has materially infringed, misappropriated, conflicted with or otherwise violated, or is currently materially infringing, misappropriating, conflicting with or otherwise violating, and none of the YieldCo Entities have received any written communication or notice of infringement of, misappropriation of, conflict with or violation of, any Intellectual Property of any other person or entity, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. To the YieldCo Parties’ knowledge, except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there is no infringement, misappropriation or violation by others of Intellectual Property owned by or licensed to the YieldCo Entities. The YieldCo Entities have taken commercially reasonable steps necessary to secure their interests in such Intellectual Property from their employees and contractors and to protect the confidentiality of all of their confidential information and trade secrets.

(xxxi) Partnership IT Systems.  None of the material Intellectual Property employed by or on behalf of the YieldCo Entities has been obtained or is being used by the YieldCo Entities in violation of any contractual obligation binding on the YieldCo Entities or any of their respective officers, directors or employees or otherwise in violation of the rights of any persons. The YieldCo Entities own or have a valid right to access and use all material computer systems, networks, hardware, software, databases, websites, and equipment used to process, store, maintain and operate data, information, and functions used in connection with the business of the YieldCo Entities (the “Partnership IT Systems”). The Partnership IT Systems are adequate for, and operate and perform in all material respects as required in connection with, the operation of the business of the YieldCo Entities as currently conducted, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(xxxii) Statistical and Market-Related Data.  Nothing has come to the attention of the YieldCo Parties that has caused the YieldCo Parties to believe that the statistical, industry-related and market-related data included in the Registration Statement, the Pricing Disclosure Package and the Prospectus are based on or derived from sources that are not reliable and accurate in all material respects.

(xxxiii) Compliance with ERISA.  Except, in each case, for any such matter as would not reasonably be expected to have a Material Adverse Effect, (A) Each “employee benefit plan” (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”)) for which the Partnership or any member of its “Controlled Group” (defined as any organization that is a member of a controlled group of corporations within the meaning of Section 414 of the Internal Revenue Code of 1986, as amended (the “Code”)) would have liability (each a “Plan”) is in compliance in all material respects with all presently applicable statutes, rules and regulations, including ERISA and the Code; (B) with respect to each Plan subject to Title IV of ERISA (1) no “reportable event” (as defined in Section 4043 of ERISA) has occurred for which the Partnership or any member of its Controlled Group would have any material liability; and (2) neither the Partnership nor any member of its Controlled Group has incurred or expects to incur material liability under Title IV of ERISA (other than for contributions to the Plan or premiums payable to the Pension Benefit Guaranty Corporation, in each case in the ordinary course and without default); (C) no Plan which is subject to Section 412 of the Code or Section 302 of ERISA has failed to satisfy the minimum funding standard within the meaning of such sections of the Code or ERISA; and (D) each Plan that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

(xxxiv) Environmental Laws.  Except in each case as otherwise disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus and except in each case as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect: (A) the YieldCo Entities have complied and are in compliance, in all material respects, with all applicable federal, state, local, foreign and international laws (including the common law), statutes, rules, regulations, orders, judgments, decrees or other legally binding requirements of any court, administrative agency or other governmental authority relating to pollution or to the protection of the environment, natural resources or human health or safety, or to the manufacture, use, generation, treatment, storage, disposal, release or threatened release of hazardous or toxic substances, pollutants, contaminants or wastes, or the arrangement for such activities (“Environmental Laws”); (B) the YieldCo Entities have obtained and are in compliance, in all material respects, with all permits, licenses, authorizations or other approvals required of them under Environmental Laws to conduct their respective businesses and are not subject to any action to revoke, terminate, cancel, limit or appeal any such permits, licenses, authorizations or approvals; (C) none of the YieldCo Entities is a party to any judicial or administrative proceeding (including a notice of violation) under any Environmental Laws (1) to which a governmental authority is also a party and which involves potential monetary sanctions, unless it could reasonably be expected that such proceeding will result in monetary sanctions of less than $100,000, or (2) which is otherwise material; and no such proceeding has, to the YieldCo Parties’ knowledge, been threatened in writing or is known by the Partnership to be contemplated; and (D) none of the YieldCo Entities has received written notice or is otherwise aware of any pending or threatened material claim against or potential material liability of any YieldCo Entity under Environmental Laws in respect of its past or present business, operations (including the disposal of hazardous substances at any off-site location), facilities or real property (whether owned, leased or operated) or on account of any predecessor or any person whose liability under any Environmental Laws it has agreed to assume; and none of the YieldCo Entities is aware of any facts or conditions that could reasonably be expected to give rise to any such material claim or material liability.

(xxxv) Restrictions on Dividends and Distributions.  Except, in each case, (i) as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus or (ii) as would not, individually or in the aggregate, materially adversely affected the ability of the Partnership to pay distributions on the Class A shares in the amounts and at the times contemplated in the Registration Statement and the Prospectus there are no restrictions on any Subsidiary (i) paying any dividends to the Partnership, the Sponsors or Holdings or (ii) making any other distribution on such Subsidiary’s equity interests.

(xxxvi) NASDAQ Listing. The Securities have been approved for listing subject to notice of issuance on the NASDAQ.

(xxxvii)  Certain Relationships and Related Party Transactions.  There are no material related-party transactions involving the YieldCo Entities or any other person required to be described in the Registration Statement, the Pricing Disclosure Package and the Prospectus which have not been described in such documents as required.

(xxxviii) Absence of Labor Dispute.  No material labor disturbance by or material dispute with employees of any of the YieldCo Entities exists or, to the knowledge of the YieldCo Parties, is threatened.

(xxxix) No Finder’s Fee.  None of the YieldCo Entities is a party to any contract, agreement or understanding with any person (other than this Agreement ) that would give rise to a valid claim against any of the YieldCo Entities or any Underwriter for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Securities.

(xl) Absence of Proceedings.  Other than as set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there are no legal or governmental proceedings pending to which any of the YieldCo Entities is a party or of which any property of any of the YieldCo Entities is the subject which, if determined adversely to such entity, would individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and, to the knowledge of the YieldCo Parties, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

(xli) Transfer Taxes.  There are no transfer taxes or other similar fees or charges under U.S. federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the issuance or sale by the Partnership of the Securities.

(xlii) Investment Company Act.  Neither the Partnership nor any of the Subsidiaries is and, upon the issuance and sale of the Securities and the application of the proceeds thereof as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus under the caption “Use of Proceeds,” none will be, an “investment company”, as such term is defined in the Investment Company Act of 1940, as amended.

(xliii) Financial Statements; Non-GAAP Financial Measures.  The financial statements, together with related notes and schedules, included in the Registration Statement, the Pricing Disclosure Package and the Prospectus, comply in all material respects with the applicable requirements of the 1933 Act and present fairly in all material respects the financial position and the results of operations and cash flows of the entities purported to be shown thereby, at the indicated dates and for the indicated periods. Such financial statements and related schedules have been prepared in accordance with GAAP, consistently applied throughout the periods involved, except as disclosed therein, and all adjustments necessary for a fair presentation of results for such periods have been made. The selected financial data that is incorporated by reference into the Registration Statement, the Pricing Disclosure Package and the Prospectus from the Partnership’s transition report on Form 10-KT under the heading “Item 6. Selected Financial Data” present fairly in all material respects the information shown therein and such data have been compiled on a basis consistent with the financial statements presented therein from which it has been derived. The other financial information of the Partnership (or its predecessor for accounting purposes), including non-GAAP financial measures (as such term is defined by the Rules and Regulations), contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus has been derived from the accounting records of the Partnership or its predecessors for accounting purposes, fairly presents in all material respect the information purported to be shown thereby and complies in all material respects with Regulation G of the 1934 Act, and Item 10 of Regulation S-K under the 1933 Act, to the extent applicable. The YieldCo Entities do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations or any “variable interest entities” within the meaning of Financial Accounting Standards Board Interpretation No. 46), not disclosed in Registration Statement, the Pricing Disclosure Package and the Prospectus. There are no financial statements (historical or pro forma) that are required to be included in the Registration Statement, the Pricing Disclosure Package or the Prospectus that are not included as required.

(xliv) Independent Accountants.  The accountants who certified the financial statements and supporting schedules included in the Registration Statement, the Pricing Disclosure Package and the Prospectus are independent public accountants as required by the 1933 Act, the 1933 Act Regulations, the 1934 Act, the 1934 Act Regulations and the Public Company Accounting Oversight Board.

(xlv) Compliance with the Sarbanes-Oxley Act.  The Partnership has been, and as of the date of this Agreement is, in compliance in all material respects with all provisions of the Sarbanes-Oxley Act of 2002, as amended (the “Sarbanes-Oxley Act”) that are in effect and with which the Partnership is required to comply (including Section 402 related to loans) and is actively taking steps to ensure that it will be in compliance in all material respects with other provisions of the Sarbanes-Oxley Act not currently in effect which will become applicable to the Partnership.

(xlvi) Accounting Controls.  The Partnership maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the 1934 Act) that complies with the requirements of the 1934 Act applicable to the Partnership and has been designed by the General Partner’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP (it being understood that this subsection shall not require the Partnership to comply with Section 404 of the Sarbanes-Oxley Act of 2002 as of an earlier date than it would otherwise be required to so comply under applicable law). As of the date hereof, the Partnership is not aware of any material weaknesses in its internal control over financial reporting.

(xlvii) Disclosure Controls. The Partnership maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the 1934 Act) that comply with the requirements of the 1934 Act; such disclosure controls and procedures have been designed to ensure that material information relating to the Partnership is made known to the General Partner’s principal executive officer and principal financial officer by others within those entities; and such disclosure controls and procedures are effective.

(xlviii) Foreign Corrupt Practices Act.  None of the YieldCo Entities nor, to the knowledge of the YieldCo Parties, any director, officer, employee, agent, affiliate or other person associated with or acting on behalf of the Partnership or any of its Subsidiaries has (A) used any funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (B) made or taken an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment or benefit to any foreign or domestic government or regulatory official or employee, including of any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office; (C) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under the Bribery Act 2010 of the United Kingdom, or any other applicable anti-bribery or anti-corruption laws; or (D) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit.  The Partnership and its Subsidiaries have instituted, and maintain and enforce, policies and procedures designed to promote and ensure compliance with all applicable anti-bribery and anti-corruption laws.

(xlix) Money Laundering Laws.  The operations of the YieldCo Entities are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements, including those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the applicable money laundering statutes of all jurisdictions where the Partnership or any of its Subsidiaries conducts business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental or regulatory agency (collectively, the “Anti-Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental or regulatory agency, authority or body or any arbitrator involving the Partnership or any of its Subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the YieldCo Parties, threatened.

(l) OFAC.  None of the YieldCo Entities or, to the knowledge of the YieldCo Parties, any director, officer, employee, agent or affiliate of the YieldCo Entities is currently the subject or the target of any sanctions administered or enforced by the U.S. Government, including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”), or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person”), the United Nations Security Council (“UNSC”), the European Union, Her Majesty’s Treasury (“HMT”), or other relevant sanctions authority (collectively, “Sanctions”), nor is any YieldCo Entity located, organized or resident in a country or territory that is the subject or the target of Sanctions (each, a “Sanctioned Country”); and the YieldCo Entities will not directly or indirectly use the proceeds of the offering of the Securities hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person that, at the time of such funding or facilitation, is the subject or the target of Sanctions, (ii) to fund or facilitate any activities of or business in any Sanctioned Country or (iii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions. For the past five years, none of the YieldCo Entities have knowingly engaged in and are not now knowingly engaged in any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any Sanctioned Country.

(li) Insurance.  Each of the YieldCo Entities carry, or are covered by, insurance, from financially sound and reputable insurers, in such amounts and covering such risks as are generally deemed reasonably adequate for the conduct of their respective businesses and the value of their respective properties and as is generally deemed adequate and customary for companies engaged in similar businesses; and the YieldCo Entities have no reason to believe that they will not be able to renew their existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue their respective businesses at a cost that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(lii) Stabilization.  Neither the Partnership nor, to the YieldCo Parties’ knowledge, any of its affiliates, has taken or may take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Partnership to facilitate the sale or resale of the Securities in violation of Regulation M of the 1934 Act.

(liii) FINRA Affiliation.  To the knowledge of the YieldCo Parties, there are no affiliations or associations between any member of FINRA and any of the officers or directors of the General Partner or the holders of 5% or greater of the Class A shares, except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus

(liv) Accuracy of Exhibits.  There are no contracts or other documents that are required by the 1933 Act or the 1933 Act Regulations to be described in the Prospectus or filed as exhibits to the Registration Statement, or that are required by the 1934 Act or the 1934 Act Regulations to be filed as exhibits to a document incorporated by reference into the Prospectus, that have not been so described in the Prospectus or filed as exhibits to the Registration Statement or such incorporated document.

(lv) XBRL.  The interactive data in the eXtensible Business Reporting Language included as an exhibit to the Registration Statement fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(c) Officer’s Certificates.  Any certificate signed by any officer of the General Partner or any of its subsidiaries delivered to the Representative or to counsel for the Underwriters shall be deemed a representation and warranty by the Partnership to each Underwriter as to the matters covered thereby.

SECTION 2. Sale and Delivery to Underwriters; Closing.

(a) Initial Securities.  On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Partnership agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Partnership, at the price per Class A share set forth in Schedule A, that number of Initial Securities set forth in Schedule A opposite the name of such Underwriter, plus any additional number of Initial Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 9 hereof, subject, in each case, to such adjustments among the Underwriters as Merrill Lynch in its sole discretion shall make to eliminate any sales or purchases of fractional Class A shares.

(b) Option Securities.  In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Partnership hereby grant(s) an option to the Underwriters, severally and not jointly, to purchase up to an additional 1,050,000 shares of

Class A shares, as set forth in Schedule A, less an amount per share equal to any dividends or distributions declared by the Partnership and payable on the Initial Securities but not payable on the Option Securities.  The option hereby granted may be exercised for 30 days after the date hereof and may be exercised in whole or in part at any time from time to time upon notice by the Representative to the Partnership setting forth the number of Option Securities as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Securities.  Any such time and date of delivery (a “Date of Delivery”) shall be determined by the Representative, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Time.  If the option is exercised as to all or any portion of the Option Securities, each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Securities then being purchased which the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter bears to the total number of Initial Securities, subject, in each case, to such adjustments as Merrill Lynch in its sole discretion shall make to eliminate any sales or purchases of fractional shares.

(c) Payment.  Payment of the purchase price for, and delivery of certificates or security entitlements for, the Initial Securities shall be made at the offices of Vinson & Elkins LLP, 1001 Fannin, Suite 2500, Houston, Texas 77002, or at such other place as shall be agreed upon by the Representative and the Partnership, at 9:00 A.M. (New York City time) on the third (fourth, if the pricing occurs after 4:30 P.M. (New York City time) on any given day) business day after the date hereof (unless postponed in accordance with the provisions of Section 9), or such other time not later than ten business days after such date as shall be agreed upon by the Representative and the Partnership (such time and date of payment and delivery being herein called “Closing Time”).

In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates or security entitlements for, such Option Securities shall be made at the above‑mentioned offices, or at such other place as shall be agreed upon by the Representative and the Partnership, on each Date of Delivery as specified in the notice from Merrill Lynch to the Partnership.

Payment shall be made to the Partnership by wire transfer of immediately available funds to a bank account designated by the Partnership against delivery to the Representative for the respective accounts of the Underwriters of the Securities to be purchased by them.  It is understood that each Underwriter has authorized the Representative, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Initial Securities and the Option Securities, if any, which it has agreed to purchase.  Merrill Lynch, individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Initial Securities or the Option Securities, if any, to be purchased by any Underwriter whose funds have not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder.

SECTION 3. Covenants of the Partnership.  The YieldCo Parties, jointly and severally, covenant with each Underwriter as follows:

(a) Compliance with Securities Regulations and Commission Requests.  The Partnership, subject to Section 3(b), will comply with the requirements of Rule 430B, and will notify the Representative immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective or any amendment or supplement to the Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus, including any document incorporated by reference therein or for additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment or of any order preventing or suspending the use of any preliminary prospectus or the Prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes or of any examination pursuant to Section 8(d) or 8(e) of the 1933 Act concerning the Registration Statement and (v) if the Partnership becomes the subject of a proceeding under Section 8A of the 1933 Act in connection with the offering of the Securities.  The Partnership will effect all filings required under Rule 424(b), in the manner and within the time period required by Rule 424(b) (without reliance on Rule 424(b)(8)), and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus.  The Partnership will make every reasonable effort to prevent the issuance of any stop order, prevention or suspension and, if any such order is issued, to obtain the lifting thereof at the earliest possible moment.

(b) Continued Compliance with Securities Laws.  The Partnership will comply with the 1933 Act, the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Registration Statement, the Pricing Disclosure Package and the Prospectus.  If at any time when a prospectus relating to the Securities is (or, but for the exception afforded by Rule 172 of the 1933 Act Regulations (“Rule 172”), would be) required by the 1933 Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Partnership, to (i) amend the Registration Statement in order that the Registration Statement will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) amend or supplement the Pricing Disclosure Package or the Prospectus in order that the Pricing Disclosure Package or the Prospectus, as the case may be, will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser or (iii) amend the Registration Statement or amend or supplement the Pricing Disclosure Package or the Prospectus, as the case may be, in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Partnership will promptly (A) give the Representative notice of such event, (B) prepare any amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement, the Pricing Disclosure Package or the Prospectus comply with such requirements and, a reasonable amount of time prior to any proposed filing or use, furnish the Representative with copies of any such amendment or supplement and (C) file with the Commission any such amendment or supplement; provided that the Partnership shall not file or use any such amendment or supplement to which the Representative or counsel for the Underwriters shall object.  The Partnership will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request.  The Partnership has given the Representative notice of any filings made pursuant to the 1934 Act or 1934 Act Regulations within 48 hours prior to the Applicable Time; the Partnership will give the Representative notice of its intention to make any such filing from the Applicable Time to the Closing Time and will furnish the Representative with copies of any such documents a reasonable amount of time prior to such proposed filing, as the case may be, and will not file or use any such document to which the Representative or counsel for the Underwriters shall reasonably object.

(c) Delivery of Registration Statements.  The Partnership has furnished or will deliver, upon request, to the Representative and counsel for the Underwriters, without charge, signed copies of the Registration Statement as originally filed and each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and signed copies of all consents and certificates of experts, and will also deliver to the Representative, without charge, a conformed copy of the Registration Statement as originally filed and each amendment thereto (without exhibits) for each of the Underwriters.  The copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S‑T.

(d) Delivery of Prospectuses.  The Partnership has delivered to each Underwriter, without charge, as many copies of each preliminary prospectus as such Underwriter reasonably requested, and the Partnership hereby consents to the use of such copies for purposes permitted by the 1933 Act.  The Partnership will furnish to each Underwriter, without charge, during the period when a prospectus relating to the Securities is (or, but for the exception afforded by Rule 172, would be) required to be delivered under the 1933 Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request.  The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S‑T.

(e) Blue Sky Qualifications.  The Partnership will use its best efforts, in cooperation with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Representative may designate and to maintain such qualifications in effect so long as required to complete the distribution of the Securities; provided, however, that the Partnership shall not be obligated to file any general consent to service of process or to qualify as a foreign entity or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

(f) Rule 158.  The Partnership will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide to the Underwriters the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

(g) Use of Proceeds.  The Partnership and OpCo will each use the net proceeds received from the sale of the Securities in the manner specified in the Registration Statement, the Pricing Disclosure Package and the Prospectus under “Use of Proceeds.”

(h) Listing.  The Partnership will use its best efforts to effect and maintain the listing of the Securities on the NASDAQ Global Select Market (“NASDAQ”).

(i) Restriction on Sale of Securities.  During a period of 60 days from the date of the Prospectus, the Partnership will not, without the prior written consent of Merrill Lynch, (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any Class A shares or any securities convertible into or exercisable or exchangeable for Class A shares or file any registration statement under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Class A shares, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Class A shares or other securities, in cash or otherwise.  The foregoing sentence shall not apply to (A) the Securities to be sold hereunder, (B) any shares of Class A shares issued by the Partnership upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof and referred to in the Registration Statement, the Pricing Disclosure Package and the Prospectus, (C) any shares of Class A shares issued or options to purchase Class A shares granted pursuant to existing employee benefit plans of the Partnership referred to in the Registration Statement, the Pricing Disclosure Package and the Prospectus or (D) any shares of

Class A shares issued pursuant to any non-employee director stock plan or dividend reinvestment plan referred to in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(j) Reporting Requirements.  The Partnership, during the period when a Prospectus relating to the Securities is (or, but for the exception afforded by Rule 172, would be) required to be delivered under the 1933 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and 1934 Act Regulations.  Additionally, the Partnership shall report the use of proceeds from the issuance of the Securities as may be required under Rule 463 under the 1933 Act.

(k) Issuer Free Writing Prospectuses.  The Partnership agrees that, unless it obtains the prior written consent of the Representative, it will not make any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus,” or a portion thereof, required to be filed by the Partnership with the Commission or retained by the Partnership under Rule 433; provided that the Representative will be deemed to have consented to the Issuer Free Writing Prospectuses listed on Schedule B-2 hereto and any “road show that is a written communication” within the meaning of Rule 433(d)(8)(i) that has been reviewed by the Representative.  The Partnership represents that it has treated or agrees that it will treat each such free writing prospectus consented to, or deemed consented to, by the Representative as an “issuer free writing prospectus,” as defined in Rule 433, and that it has complied and will comply with the applicable requirements of Rule 433 with respect thereto, including timely filing with the Commission where required, legending and record keeping.  If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement, any preliminary prospectus or the Prospectus or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at that subsequent time, not misleading, the Partnership will promptly notify the Representative and will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

(l) Emerging Growth Company Status. The Partnership will promptly notify the Representatives if the Partnership ceases to be an Emerging Growth Company at any time prior to the later of (i) completion of the distribution of the Securities within the meaning of the Securities Act and (ii) completion of the 60-day restricted period referred to in Section 3(i).

SECTION 4. Payment of Expenses.

(a) Expenses.  The Partnership will pay or cause to be paid all expenses incident to the performance of their obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and each amendment thereto, (ii) the preparation, printing and delivery to the Underwriters of copies of each preliminary prospectus, each Issuer Free Writing Prospectus and the Prospectus and any amendments or supplements thereto and any costs associated with electronic delivery of any of the foregoing by the Underwriters to investors, (iii) the preparation, issuance and delivery of the certificates or security entitlements for the Securities to the Underwriters, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Securities to the Underwriters, (iv) the fees and disbursements of the Partnership’s counsel, accountants and other advisors, (v) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(e) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto, (vi) the fees and expenses of any transfer agent or registrar for the Securities, (vii) the costs and expenses of the Partnership relating to investor presentations on any “road show” undertaken in connection with the marketing of the Securities, including without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel and lodging expenses of the representatives and officers of the Partnership and any such consultants, and the cost of aircraft and other transportation chartered in connection with the road show, (viii) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review by FINRA of the terms of the sale of the Securities (not to exceed $20,000), (ix) the fees and expenses incurred in connection with the listing of the Securities on the NASDAQ and (x) the costs and expenses (including, without limitation, any damages or other amounts payable in connection with legal or contractual liability) associated with the reforming of any contracts for sale of the Securities made by the Underwriters caused by a breach of the representation contained in the third sentence of Section 1(a)(ii).

(b) Termination of Agreement.  If this Agreement is terminated by the Representative in accordance with the provisions of Section 5, Section 8(a)(i) or (iii) or Section 9 hereof, the Partnership shall reimburse the Underwriters for all of their out‑of‑pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

(c) Allocation of Expenses.  The provisions of this Section shall not affect any agreement that the Partnership may make for the sharing of such costs and expenses.

SECTION 5. Conditions of Underwriters’ Obligations.  The obligations of the several Underwriters hereunder are subject to the accuracy of the representations and warranties of the Partnership contained herein or in certificates of any officer of the General Partner or any of its subsidiaries delivered pursuant to the provisions hereof, to the performance by the YieldCo Parties of their respective covenants and other obligations hereunder, and to the following further conditions:

(a) Effectiveness of Registration Statement.  The Registration Statement is effective and, at the Closing Time, no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued under the 1933 Act, no order preventing or suspending the use of any preliminary prospectus or the Prospectus has been issued and no proceedings for any of those purposes have been instituted or are pending or, to the knowledge of any of the YieldCo Parties, contemplated; and the Partnership has complied with each request (if any) from the Commission for additional information.

(b) Opinion of Counsel for Partnership.  At the Closing Time, the Representative shall have received the favorable opinion, dated the Closing Time, of Baker Botts L.L.P., counsel for the Partnership, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters to the effect set forth in Exhibit A hereto and to such further effect as counsel to the Underwriters may reasonably request.

(c) Opinion of Counsel for Underwriters.  At the Closing Time, the Representative shall have received the favorable opinion, dated the Closing Time, of Vinson & Elkins LLP, counsel for the Underwriters, in form and substance reasonably satisfactory to the Representative together with signed or reproduced copied of such letter for each of the Underwriters.

(d) Officers’ Certificate.  At the Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Registration Statement, the Pricing Disclosure Package or the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Partnership and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the

Representative shall have received a certificate of the Chief Executive Officer or the President of the General Partner and of the chief financial or chief accounting officer of the General Partner, dated the Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties of the YieldCo Parties in this Agreement are true and correct with the same force and effect as though expressly made at and as of the Closing Time, (iii) each of the YieldCo Entities has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement under the 1933 Act has been issued, no order preventing or suspending the use of any preliminary prospectus or the Prospectus has been issued and no proceedings for any of those purposes have been instituted or are pending or, to their knowledge, contemplated.

(e) Chief Financial Officer’s Certificate. The YieldCo Parties shall have furnished to the Representatives a certificate, delivered and dated the date hereof and the Closing Time, of the Chief Financial Officer of the General Partner substantially in the form set forth on Exhibit B hereto.

(f) Accountant’s Comfort Letter.  At the time of the execution of this Agreement, the Representative shall have received from each of PricewaterhouseCoopers LLP, Ernst & Young LLP and Frazier & Deeter, LLC  a letter, dated such date, in form and substance satisfactory to the Representative, together with signed or reproduced copies of such letter for each of the other Underwriters containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(g) Bring-down Comfort Letter.  At the Closing Time, the Representative shall have received from each of PricewaterhouseCoopers LLP, Ernst & Young LLP and Frazier & Deeter, LLC a letter, dated as of the Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (f) of this Section, except that the specified date referred to shall be a date not more than three business days prior to the Closing Time.

(h) Approval of Listing.  At the Closing Time, the Securities shall have been approved for listing on the NASDAQ, subject only to official notice of issuance.

(i) No Objection.  FINRA has confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements relating to the offering of the Securities.

(j) Lock-up Agreements.  At the date of this Agreement, the Representative shall have received an agreement substantially in the form of Exhibit C hereto signed by the persons and entities listed on Schedule C hereto.

(k) Absence of Rated Securities. None of the Partnership Entities shall have any debt securities or preferred stock that are rated by any “nationally recognized statistical rating agency” (as defined in Section 3(a)(62) of the 1934 Act).

(l) Conditions to Purchase of Option Securities.  In the event that the Underwriters exercise their option provided in Section 2(b) hereof to purchase all or any portion of the Option Securities, the representations and warranties of the YieldCo Entities contained herein and the statements in any certificates furnished by the YieldCo Parties shall be true and correct as of each Date of Delivery and, at the relevant Date of Delivery, the Representative shall have received:

(i) Officers’ Certificate.  A certificate, dated such Date of Delivery, of the Chief Executive Officer or a Vice President of the General Partner and of the chief financial or chief accounting officer of the General Partner confirming that the certificate delivered at the Closing Time pursuant to Section 5(d) hereof remains true and correct as of such Date of Delivery.

(ii) Chief Financial Officer’s Certificate. A certificate, dated such Date of Delivery, of the chief financial or chief accounting officer of the General Partner confirming that the certificate delivered at the Closing Time pursuant to Section 5(e) hereof remains true and correct as of such Date of Delivery.

(iii) Opinion of Counsel for Partnership.  If requested by the Representative, the favorable opinion of Baker Botts L.L.P., counsel for the Partnership, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(b) hereof.

(iv) Opinion of Counsel for Underwriters.  If requested by the Representative, the favorable opinion of Vinson & Elkins LLP, counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(c) hereof.

(v) Bring-down Comfort Letter.  If requested by the Representative, a letter from each of PricewaterhouseCoopers LLP, Ernst & Young LLP and Frazier & Deeter, LLC, in form and substance satisfactory to the Representative and dated such Date of Delivery, substantially in the same form and substance as the letter furnished to the Representative pursuant to Section 5(f) hereof, except that the “specified date” in the letter furnished pursuant to this paragraph shall be a date not more than three business days prior to such Date of Delivery.

(m) Additional Documents.  At the Closing Time and at each Date of Delivery (if any) counsel for the Underwriters shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the YieldCo Parties in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Representative and counsel for the Underwriters.

(n) Termination of Agreement.  If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of Option Securities on a Date of Delivery which is after the Closing Time, the obligations of the several Underwriters to purchase the relevant Option Securities, may be terminated by the Representative by notice to the Partnership at any time at or prior to Closing Time or such Date of Delivery, as the case may be, and such  termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6, 7, 13, 14 and 15 shall survive any such termination and remain in full force and effect.

SECTION 6. Indemnification.

(a) Indemnification of Underwriters.  The YieldCo Parties will jointly and severally indemnify and hold harmless each Underwriter, its officers, directors, employees and selling agents, and each affiliate of any Underwriters who has participated in the distribution of the Securities as underwriters and each person who controls any Underwriter within the meaning of either the 1933 Act or the 1934 Act against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) (i) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Pricing Disclosure Package or the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the 1933 Act, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that none of the YieldCo Parties shall be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Pricing Disclosure Package or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, in reliance upon and in conformity with the Underwriter Information.

(b) Indemnification of YieldCo Parties, Directors and Officers.  Each Underwriter, severally and not jointly, will indemnify and hold harmless the YieldCo Parties, each of the directors and officers of the General Partner who signed the Registration Statement and each person who controls the Partnership within the meaning of either the 1933 Act or the 1934 Act against any losses, claims, damages or liabilities to which the YieldCo Parties may become subject, under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) (i) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Pricing Disclosure Package or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Pricing Disclosure Package or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, in reliance upon and in conformity with the Underwriter Information; and will reimburse any of the YieldCo Parties for any legal or other expenses reasonably incurred by such YieldCo Entity in connection with investigating or defending any such action or claim as such expenses are incurred.

(c) Actions against Parties; Notification.  Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection unless and to the extent it has been materially prejudiced through the forfeiture by the indemnifying party of substantial rights and defenses. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel (other than local counsel) or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation, except, in any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the contrary; (ii) the indemnifying party has failed within a reasonable time to retain counsel reasonably satisfactory to the indemnified party; (iii) the indemnified party shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the indemnifying party; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interest between them. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify each indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested that an indemnifying party reimburse the indemnified party for fees and expenses of counsel as contemplated by this paragraph, the indemnifying party shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by the indemnifying party of such request and (ii) the indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party, in form and substance reasonably satisfactory to such indemnified party, from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

(d) If the indemnification provided for in this Section 6 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the YieldCo Parties on the one hand and the Underwriters on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of any of the YieldCo Parties on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by any of the YieldCo Parties on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Partnership bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by any of the YieldCo Parties on the one hand or the Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The YieldCo Parties and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

(e) The obligations of the YieldCo Parties under this Section 6 shall be in addition to any liability which the YieldCo Parties may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act and each broker-dealer affiliate of any Underwriter; and the obligations of the Underwriters under this Section 6 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the General Partner (including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the General Partner) and to each person, if any, who controls any of the YieldCo Parties within the meaning of the Act.

SECTION 7. Representations, Warranties and Agreements to Survive.  All representations, warranties and agreements contained in this Agreement or in certificates of officers of the General Partner or any of its subsidiaries submitted pursuant hereto, shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of any Underwriter or its Affiliates or selling agents, any person controlling any Underwriter, its officers or directors or any person controlling the YieldCo Entities (ii) delivery of and payment for the Securities.

SECTION 8. Termination of Agreement.

(a) Termination.  The Representative may terminate this Agreement, by notice to the Partnership, at any time at or prior to the Closing Time (i) if there has been, in the judgment of the Representative, since the time of execution of this Agreement or since the respective dates as of which information is given in the Registration Statement, the Pricing Disclosure Package or the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Partnership and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representative, impracticable or inadvisable to proceed with the completion of the offering or to enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Partnership has been suspended or materially limited by the Commission or the NASDAQ, or (iv) if trading generally on the NYSE MKT or the New York Stock Exchange or in the NASDAQ has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by order of the Commission, FINRA or any other governmental authority, or (v) a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States or with respect to Clearstream or Euroclear systems in Europe, or (vi) if a banking moratorium has been declared by either Federal or New York authorities.

(b) Liabilities.  If this Agreement is terminated pursuant to this Section 8, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7, 13, 14 and 15 shall survive such termination and remain in full force and effect.

SECTION 9. Default by One or More of the Underwriters.  If one or more of the Underwriters shall fail at the Closing Time or a Date of Delivery to purchase the Securities which it or they are obligated to purchase under this Agreement (the “Defaulted Securities”), the Representative shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non‑defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representative shall not have completed such arrangements within such 24‑hour period, then:

(i) if the number of Defaulted Securities does not exceed 10% of the number of Securities to be purchased on such date, each of the non‑defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non‑defaulting Underwriters, or

(ii) if the number of Defaulted Securities exceeds 10% of the number of Securities to be purchased on such date, this Agreement or, with respect to any Date of Delivery which occurs after the Closing Time, the obligation of the Underwriters to purchase, and the Partnership to sell, the Option Securities to be purchased and sold on such Date of Delivery shall terminate without liability on the part of any non‑defaulting Underwriter.

No action taken pursuant to this Section 9 shall relieve any defaulting Underwriter from liability in respect of its default.

In the event of any such default which does not result in a termination of this Agreement or, in the case of a Date of Delivery which is after the Closing Time, which does not result in a termination of the obligation of the Underwriters to purchase and the Partnership to sell the relevant Option Securities, as the case may be, either the (i) Representative or (ii) the Partnership shall have the right to postpone Closing Time or the relevant Date of Delivery, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement, the Pricing Disclosure Package or the Prospectus or in any other documents or arrangements.  As used herein, the term “Underwriter” includes any person substituted for an Underwriter under this Section 9.

SECTION 10. Notices.  All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication.  Notices to the Underwriters shall be directed to Merrill Lynch at One Bryant Park, New York, New York 10036, attention of Syndicate Department (facsimile: (646) 855-3073), with a copy to ECM Legal (facsimile: (212) 230-8730); notices to the Partnership shall be directed to  the address of the Partnership set forth in the Registration Statement, Attention: Chief Executive Officer.

SECTION 11. No Advisory or Fiduciary Relationship.  Each of the YieldCo Parties acknowledges and agrees that (a) the purchase and sale of the Securities pursuant to this Agreement, including the determination of the initial public offering price of the Securities and any related discounts and commissions, is an arm’s-length commercial transaction between the YieldCo Parties, on the one hand, and the several Underwriters, on the other hand, (b) in connection with the offering of the Securities and the process leading thereto, each Underwriter is and has been acting solely as a principal and is not the agent or fiduciary of any of the YieldCo Parties or any of their subsidiaries, or any of their respective equityholders, creditors, employees or any other party, (c) no Underwriter has assumed or will assume an advisory or fiduciary responsibility in favor of any of the YieldCo Parties with respect to the offering of the Securities or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising any of the YieldCo Parties or any of their subsidiaries on other matters) and no Underwriter has any obligation to any of the YieldCo Parties  with respect to the offering of the Securities except the obligations expressly set forth in this Agreement, (d) the Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of each of the YieldCo Parties, and (e) the Underwriters have not provided any legal, accounting, regulatory or tax advice with respect to the offering of the Securities and each of the YieldCo Parties has consulted its own respective legal, accounting, regulatory and tax advisors to the extent they deemed appropriate.

SECTION 12. Parties.  This Agreement shall each inure to the benefit of and be binding upon the Underwriters, the YieldCo Parties and their respective successors.  Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters, the YieldCo Parties and their respective successors and the controlling persons and officers and directors referred to in Section 6 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained.  This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters, the YieldCo Parties and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation.  No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

SECTION 13. Trial by Jury.  Each of the YieldCo Parties (on its behalf and, to the extent permitted by applicable law, on behalf of its equityholders and affiliates) and each of the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

SECTION 14. GOVERNING LAW.  THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF, THE STATE OF NEW YORK WITHOUT REGARD TO ITS CHOICE OF LAW PROVISIONS.

SECTION 15. Consent to Jurisdiction. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby (“Related Proceedings”) shall be instituted in (i) the federal courts of the United States of America located in the City and County of New York,

Borough of Manhattan or (ii) the courts of the State of New York located in the City and County of New York, Borough of Manhattan (collectively, the “Specified Courts”), and each party irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court (a “Related Judgment”), as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding.  Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court.  The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum.

SECTION 16. TIME. TIME SHALL BE OF THE ESSENCE OF THIS AGREEMENT. EXCEPT AS OTHERWISE SET FORTH HEREIN, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

SECTION 17. Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

SECTION 18. Effect of Headings.  The Section headings herein are for convenience only and shall not affect the construction hereof.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Partnership a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Underwriters and the YieldCo Parties in accordance with its terms.

Very truly yours,

8point3 Energy Partners LP

By:	8point3 General Partner, LLC, its general partner

By:	/s/ Charles D. Boynton
Name: Charles D. Boynton
Title: Chief Executive Officer

8point3 General Partner, LLC

By:	/s/ Charles D. Boynton
Name: Charles D. Boynton
Title: Chief Executive Officer

Signature Page to

Underwriting Agreement

CONFIRMED AND ACCEPTED,

as of the date first above written:

MERRILL LYNCH, PIERCE, FENNER & SMITH
INCORPORATED

By:	/s/ David Mikula, Managing Director
Authorized Signatory

For itself and as Representative of the other Underwriters named in Schedule A hereto.

Signature Page to

Underwriting Agreement

SCHEDULE A

The initial public offering price per share for the Securities shall be $14.65.

The purchase price per share for the Securities to be paid by the several Underwriters shall be $14.2105, being an amount equal to the initial public offering price set forth above less $0.4395 per share, subject to adjustment in accordance with Section 2(b) for dividends or distributions declared by the Partnership and payable on the Initial Securities but not payable on the Option Securities.

Name of Underwriter	Number of Initial Securities

Merrill Lynch, Pierce, Fenner & Smith Incorporated	2,520,000
Wells Fargo Securities, LLC	1,435,000
Citigroup Global Markets Inc.	819,000
J.P. Morgan Securities LLC	819,000
Mizuho Securities USA Inc.	742,000
Credit Agricole Securities (USA) Inc.	350,000
Robert W. Baird & Co. Incorporated	119,000
HSBC Securities (USA) Inc..	196,000

Total	7,000,000

Sch A-1

SCHEDULE B-1

Pricing Terms

1.	The Partnership is selling 7,000,000 Class A shares.
2.	The Partnership has granted an option to the Underwriters, severally and not jointly, to purchase up to an additional 1,050,000 Class A shares.
3.	The initial public offering price per share for the Securities shall be $14.65.

Sch B - 1

SCHEDULE B-2

Free Writing Prospectuses

None.

Sch B - 2

SCHEDULE C

List of Persons and Entities Subject to Lock-up

Charles D. Boynton

Mark R. Widmar

Mandy Yang

Jason E. Dymbort

Natalie F. Jackson

Alexander R. Bradley

Ty P. Daul

Thomas C. O’Connor

Norman J. Szydlowski

Michael W. Yackira

Bryan Schumaker

Max Gardner

SunPower YC Holdings, LLC

First Solar 8point3 Holdings, LLC

Sch C - 1

Exhibit A

FORM OF OPINION OF COMPANY’S COUNSEL

TO BE DELIVERED PURSUANT TO SECTION 5(b)

1. Formation and Qualification.  Each of the General Partner, the Partnership and OpCo (the “Opinion Parties”) is validly existing as a limited partnership or limited liability company, as the case may be, and is in good standing under the laws of the State of Delaware, with all limited partnership or limited liability company power and authority, as the case may be, necessary to own or hold its properties and conduct its business, in all material respects as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus.  Each of the Opinion Parties is duly qualified to transact business as a foreign limited partnership or foreign limited liability company in each jurisdiction set forth opposite its name on an annex to such opinion.

2. Power and Authority to Act as General Partner of the Partnership.  The General Partner has all requisite limited liability company power and authority to act as the sole general partner of the Partnership in all material respects as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

3. Power and Authority to Act as Managing Member of OpCo.  The Partnership has all requisite limited partnership power and authority to act as managing member of OpCo in all material respects as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

4. Authority and Authorization.  Each of the Partnership and the General Partner has all requisite limited partnership or limited liability company power and authority, as the case may be, to execute and deliver the Underwriting Agreement and perform all its respective obligations thereunder.

5. Authorization, Execution and Delivery of the Underwriting Agreement.  The Underwriting Agreement has been duly authorized, executed and delivered by the Partnership and the General Partner.

6. Enforceability of the Henrietta Contribution Agreement.  The Henrietta Contribution Agreement has been duly authorized, executed and delivered by OpCo, and the Henrietta Contribution Agreement, assuming the due authorization, execution and delivery by the other parties thereto, is a valid and legally binding agreement of OpCo, enforceable against OpCo in accordance with its terms; provided that the enforceability thereof may be limited by (i) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and (ii) public policy, applicable law relating to fiduciary duties and indemnification and an implied covenant of good faith and fair dealing.

7. Enforceability of the Partnership Agreement and OpCo LLC Agreement.  The Partnership Agreement and the OpCo LLC Agreement to which an Opinion Party is a party each constitute the valid and binding obligation of such Opinion Party, enforceable against such

Opinion Party in accordance with its terms under DRULPA and the DLLCA, as applicable; provided that the enforceability thereof may be limited by (i) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and (ii) public policy, applicable law relating to fiduciary duties and indemnification and an implied covenant of good faith and fair dealing.

8. Ownership of the General Partner.  The Membership Interest (as defined in the Amended and Restated Limited Liability Company Agreement of the General Partner (the “General Partner LLC Agreement”)) has been duly authorized by all requisite limited liability company action on the part of the General Partner under the DLLCA and has been validly issued in accordance with the General Partner LLC Agreement.  Holdings owns all of the issued and outstanding Membership Interest free and clear of all Liens (except for restrictions on transferability contained in the General Partner LLC Agreement or as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus) (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware (the “Delaware UCC”) naming Holdings as a debtor is on file in the office of the Secretary of State of the State of Delaware (the “Delaware Secretary”) or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the DLLCA.

9. Valid Issuance of the Securities.  The Securities to be purchased by the Underwriters from the Partnership and the limited partner interests represented thereby have been duly authorized by all requisite limited partnership action on the part of the Partnership under the DRULPA and, when issued and delivered by the Partnership to the Underwriters pursuant to the Underwriting Agreement against payment of the consideration set forth therein, will be validly issued in accordance with the Partnership Agreement and will be fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by matters described in Sections 17-303, 17-607 and 17-804 of the DRULPA).

10. Ownership of the Class B Shares.  The 51,000,000 Class B shares have been duly authorized by all requisite limited partnership action on the part of the Partnership under the DRULPA and have been validly issued in accordance with the Partnership Agreement and have been fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-303, 17-607 and 17-804 of the DRULPA); the Sponsors own all of the issued and outstanding Class B shares free and clear of all Liens (except for restrictions on transferability contained in the Partnership Agreement or as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus) (i) in respect of which a financing statement under the Delaware UCC naming either Sponsor as debtor is on file as of a recent date in the office of the Delaware Secretary, or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the DRULPA.

11. Ownership of the General Partner Interest.  The General Partner Interest has been duly authorized by all requisite limited partnership action on the part of the Partnership under the DRULPA and has been validly issued in accordance with the Partnership Agreement; the General Partner owns the General Partner Interest free and clear of all Liens (except for restrictions on transferability contained in the Partnership Agreement or as described in the

Registration Statement, the Pricing Disclosure Package and the Prospectus) (i) in respect of which a financing statement under the Delaware UCC naming the General Partner as debtor is on file as of a recent date in the office of the Delaware Secretary, or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the DRULPA.

12. Ownership of OpCo Common Units and OpCo Subordinated Units.  The 35,518,276 OpCo Common Units and the 35,500,000 OpCo Subordinated Units outstanding immediately prior to the issuance of the OpCo Common Units to be purchased by the Partnership from OpCo on the date hereof have been duly authorized by all requisite limited liability company action on the part of OpCo under the DLLCA and have been validly issued in accordance with the OpCo LLC Agreement and have been fully paid (to the extent required under the OpCo LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the DLLCA); and, immediately following the sale of the Securities to be sold by the Partnership pursuant to the Underwriting Agreement and application of the net proceeds from such sale as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus under the caption “Use of Proceeds,” the Partnership will own 27,018,276 OpCo Common Units and the Sponsors will own 15,500,000 OpCo Common Units and 35,500,000 OpCo Subordinated Units free and clear of all Liens (except for restrictions on transferability contained in the OpCo LLC Agreement or as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus) (i) in respect of which a financing statement under the Delaware UCC naming either Sponsor as debtor is on file as of a recent date in the office of the Delaware Secretary, or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the DLLCA.

13. Valid Issuance of OpCo Common Units.  The OpCo Common Units to be purchased by the Partnership from OpCo and the limited liability company interest represented thereby have been duly authorized by all requisite limited liability company action on the part of OpCo under the DLLCA and, when issued and delivered by OpCo to the Partnership against payment therefor, will be validly issued in accordance with the OpCo LLC Agreement and will be fully paid (to the extent required under the OpCo LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the DLLCA).

14. Valid Issuance of the OpCo Managing Member Interest.  The OpCo Managing Member Interest has been duly authorized by all requisite limited liability company action on the part of OpCo under the DLLCA and has been validly issued in accordance with the OpCo LLC Agreement.

15. Ownership of the Incentive Distribution Rights.  The IDRs and the membership interests represented thereby have been duly authorized by all requisite limited liability company action on the part of OpCo under the DLLCA and have been validly issued in accordance with the OpCo LLC Agreement and will be fully paid (to the extent required under the OpCo LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the DLLCA); and Holdings owns all of the IDRs free and clear of all Liens (except for restrictions on transferability contained in the OpCo LLC Agreement or as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus) (i) in respect of which a financing statement under the Delaware UCC naming Holdings as debtor is on file as of a recent date in the office of the Delaware Secretary, or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the DLLCA.

16. No Preemptive Rights, Registration Rights or Options.  Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there are no (i) preemptive rights or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any equity securities of any of the Opinion Parties; or (ii) outstanding options or warrants to purchase any securities of the Partnership, in each case pursuant to or under the organizational documents of any of the Opinion Parties or any other agreement or instrument filed as an exhibit to the Partnership’s Transition Report on Form 10-KT for the transition period from December 28, 2014 to November 30, 2014, as amended, Quarterly Report on Form 10-Q for the quarterly periods ended February 29, 2016 and May 31, 2016 or any Current Report on Form 8-K filed subsequent to May 31, 2016 (the “Material Agreements”). To the knowledge of such counsel, neither the filing of the Registration Statement nor the offering or sale of the Securities as contemplated by the Underwriting Agreement gives rise to any rights for or relating to the registration of any Class A shares or other securities of the Partnership, except such rights as have been waived or satisfied.

17. Investment Company Act. The Partnership is not now, and immediately following the sale of the Securities to be sold by the Partnership pursuant to the Underwriting Agreement and application of the net proceeds from such sale as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus under the caption “Use of Proceeds” will not be, an “investment company” as defined in the Investment Company Act.

18. Non-contravention.  None of (i) the execution and delivery by the Partnership of the Underwriting Agreement or consummation of the issuance and sale of the Securities contemplated thereby, or (ii) the execution and delivery of the Henrietta Contribution Agreement by OpCo or consummation of the transactions contemplated thereby by OpCo: (A) conflicts with the organizational documents of any Opinion Parties, (B) constitutes a violation of, or a default under, any Material Agreements, or (C) violates the DRULPA, the DLLCA, New York or applicable federal law of the United States, which violations or defaults, in the case of clauses (B) or (C), would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or to materially impair the ability of any of the Opinion Parties to issue and sell the Securities pursuant to the Underwriting Agreement; provided, however, that such counsel need express no opinion in this paragraph 18 with respect to federal or state securities laws and other anti-fraud laws.

19. No Consents.  No permit, consent, approval, authorization, order, registration or qualification (“consent”) of or with any Delaware, New York or federal court, governmental agency or body having jurisdiction over any of the Opinion Parties or their properties or assets, is required in connection with (i) the offering, issuance or sale by the Partnership of the Securities or (ii) the execution and delivery of the Underwriting Agreement by the Partnership and the General Partner, other than (a) registration of the Securities under the 1933 Act or the 1934 Act (as to which such counsel need not express an opinion), (b) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Securities are being offered by the Underwriters (as to which such counsel need not express an opinion), (c) under the by-laws and rules and regulations of FINRA (as to which such counsel need not express an opinion),

(d) consents that have been obtained and (e) where the failure to obtain such consent would neither reasonably be expected to have a Material Adverse Effect nor materially impair the ability of the Opinion Parties to issue and sell with Securities pursuant to the Underwriting Agreement.

20. Effectiveness of the Registration Statement.  The Registration Statement has been declared effective under the 1933 Act; any required filing of the Prospectus, and any supplements thereto, with the Commission pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to such counsel’s knowledge, no stop order suspending the effectiveness of the Registration Statement or any notice objecting to its use has been issued and no proceedings or examinations for that purpose have been instituted by the Commission.

21. Description of Class A Shares.  The statements in the Prospectus and the Pricing Disclosure Package under the captions “Description of the Shares,” “Provisions of Our Partnership Agreement and the OpCo Limited Liability Company Agreement Relating to Cash Distributions,” “Description of Our Partnership Agreement” and “Description of the OpCo Limited Liability Company Agreement,” insofar as such statements constitute descriptions or summaries of the terms of the Class A shares, are accurate in all material respects.

22. Descriptions and Summaries.  The statements in the Prospectus and the Pricing Disclosure Package under the captions “Certain Relationships and Related Party Transactions, and Director Independence,” “Description of Our Partnership Agreement,” “Description of the OpCo Limited Liability Company Agreement” and “Certain U.S. Federal Income and Estate Tax Consequences to Non-U.S. Holders,” insofar as such statements purport to constitute summaries of certain provisions of the documents, federal laws of the United States, the DRULPA or the DLLCA, are accurate summaries of the provisions of such documents, federal laws of the United States, the DRULPA or the DLLCA in all material respects.

In rendering such opinion, such counsel may (i) rely in respect of matters of fact upon certificates of officers and employees of the Opinion Parties and upon information obtained from public officials, (ii) assume that all documents submitted to such counsel as originals are authentic, that all copies submitted to such counsel conform to the originals thereof, and that the signatures on all documents examined by such counsel are genuine, (iii) state that its opinion is limited to matters governed by applicable federal law of the United States, New York law, the DRULPA and the DLLCA, (iv) with respect to the opinions expressed as to the good standing or due qualification or registration as a foreign limited partnership, foreign limited liability company or foreign general partnership, as the case may be, of the Opinion Parties, state that such opinions are based upon certificates of good standing provided by the Secretary of State of the state of formation and certificates of foreign qualification or registration provided by the Secretary of State of the states listed on an annex to be attached to such counsel’s opinion (each of which shall be dated as of a date not more than fourteen days prior to the applicable Time of Delivery and shall be provided to counsel to the Underwriters), (v) state that they express no opinion with respect to (A) any permits to own or operate any real or personal property or (B) state or local taxes or tax statutes to which any of the limited partners of the Partnership or any of the Opinion Parties may be subject, and (vi) with respect to the opinions expressed in paragraphs 8, 10, 11, 12 and 15 relating to the existence of any Lien for which a financing statement under the Uniform Commercial Code is on file, rely solely upon such counsel’s review of reports, dated as of recent dates, prepared by CT Corporation, purporting to describe all financing statements on file as of the dates thereof in the office of the Secretary of State of the State of Delaware, naming the General Partner, Holdings or either Sponsor, as applicable, as debtor.

In addition, such counsel shall make a statement to the following effect:

We have reviewed the Registration Statement, the Pricing Disclosure Package and the Prospectus and have participated in conferences with officers and other representatives of the Partnership, representatives of the Partnership’s independent registered public accountants, co-counsel for the Partnership, and with your representatives and your counsel at which the contents of the Registration Statement, the Pricing Disclosure Package, the Prospectus and related matters were discussed.  The purpose of our professional engagement was not to establish or confirm factual matters set forth in the Registration Statement, the Pricing Disclosure Package or the Prospectus, and we have not undertaken to verify independently any of the factual matters in such documents.  Moreover, many of the determinations required to be made in the preparation of the Registration Statement, the Pricing Disclosure Package and the Prospectus involve matters of a non-legal nature.  Accordingly, we are not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained or included in the Registration Statement, the Pricing Disclosure Package and the Prospectus (except to the extent stated in paragraphs 21 and 22 above).  Subject to the foregoing and on the basis of the information we gained in the course of performing the services referred to above, we advise you that:

(a) the Registration Statement, at the time it became effective, the Preliminary Prospectus, as of the Applicable Time, and the Prospectus, as of its date and the date hereof, appear on their face to be appropriately responsive in all material respects to the requirements of the 1933 Act and the rules and regulations of the Commission thereunder; and

(b) nothing came to our attention that caused us to believe that:

(1) the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading,

(2) the Pricing Disclosure Package, as of the Applicable Time, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or

(3) the Prospectus, as of its date or as of the date hereof, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

it being understood that in each case we have not been asked to, and do not, express any belief with respect to (a) the financial statements and schedules or other financial or accounting information contained or included therein or omitted therefrom, or (b) representations and warranties and other statements of fact contained in the exhibits to the Registration Statement.

Exhibit B

FORM OF CHIEF FINANCIAL OFFICER’S CERTIFICATE

TO BE DELIVERED PURSUANT TO SECTION 5(e)

The undersigned, Bryan Schumaker, the duly appointed Chief Financial Officer of 8point3 General Partner LLC (the “General Partner”), a Delaware limited liability company and the general partner of 8point3 Energy Partners LP, a Delaware limited partnership (the “Partnership”), solely in the undersigned’s capacity as Chief Financial Officer, does hereby certify, in connection with the offering by the Partnership of 7,000,000 Class A shares, each representing a limited partner interest in the Partnership (the “Class A shares”), as described in the base prospectus dated September 1, 2016 (the “Base Prospectus”), included in the registration statement on Form S-3 (No. 333-212366) filed by the Partnership under the Securities Act of 1933, as amended (the “Securities Act”), and the related prospectus supplement dated September 22, 2016 as filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act (the “Final Prospectus,” and together with the Base Prospectus, the “Prospectus”), that:

1. The undersigned is responsible for establishing and maintaining disclosure controls and procedures and internal control over financial reporting for the Partnership, and the undersigned is responsible for oversight and supervision of the Partnership’s financial and accounting functions and staff.

2. The undersigned has examined the preliminary unaudited financial information set forth under the caption “Prospectus Supplement Summary—Recent Developments—Financial Results for the Third Quarter of 2016 (unaudited)” in the Prospectus (the “Third Quarter Financial Data”).

3. The Third Quarter Financial Data has been prepared (a) in a manner materially consistent with the financial information incorporated by reference into the Prospectus from the Partnership’s transition report on Form 10-KT for transition period from December 28, 2014 to November 30, 2015 and subject to the limitations set forth in the Prospectus and (b) in good faith based upon the assumptions that the Partnership’s management believes are reasonable and consistent with the Partnership’s internal records and information systems.

4. The Partnership has prepared each of the numbers (the “Financial Numbers”) that are circled and ticked with the symbol “X” in the pages of the Prospectus attached in Appendix I hereto and, as of the date hereof, each of the Financial Numbers is accurately derived from the appropriate internal accounting or financial records or internal analyses of the Partnership and its subsidiaries.

The undersigned is aware that this certificate is being delivered pursuant to Section 5(e) of the Underwriting Agreement dated September 22, 2016, and is to assist Merrill Lynch, Pierce, Fenner & Smith Incorporated and each of the other Underwriters named in Schedule A thereto, in conducting and documenting their investigation of the affairs of the Partnership in connection with the Partnership’s offering of the Class A shares covered by the Prospectus.

B-1

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the date first written above.

By:
Name:	Bryan Schumaker
Title:	Chief Financial Officer

Signature Page to

CFO Certificate

Exhibit C

FORM OF LOCK-UP AGREEMENT

8point3 Energy Partners LP

Form of Lock-Up Agreement

[Date]

Merrill Lynch, Pierce, Fenner & Smith

Incorporated,

as Representative of the several

Underwriters to be named in the

within‑mentioned Underwriting Agreement

One Bryant Park

New York, New York 10036

Re:  8point3 Energy Partners LP - Lock-Up Agreement

Ladies and Gentlemen:

The undersigned understands that you, as representative (the “Representative”), propose to enter into an Underwriting Agreement on behalf of the several Underwriters named in Schedule A to such agreement (collectively, the “Underwriters”), with 8point3 Energy Partners LP, a Delaware limited partnership (the “Partnership”), providing for a public offering of Class A shares representing limited partner interests in the Partnership (the “Shares”).

In consideration of the agreement by the Underwriters to offer and sell the Shares, and of other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned agrees that, during the period specified in the following paragraph (the “Lock-Up Period”), the undersigned will not offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose of any Class A shares of the Partnership, or any options or warrants to purchase any Class A shares of the Partnership, or any securities convertible into, exchangeable for or that represent the right to receive Class A shares of the Partnership (including common units and subordinated units representing limited liability company interests in 8point3 Operating Company, LLC, a Delaware limited liability company (“OpCo”)), whether now owned or hereinafter acquired, owned directly by the undersigned (including holding as a custodian) or with respect to which the undersigned has beneficial ownership within the rules and regulations of the Securities and Exchange Commission (the “SEC”) (collectively the “Undersigned’s Shares”). The foregoing restriction is expressly agreed to preclude the undersigned from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the Undersigned’s Shares even if such Shares would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include without limitation any short sale or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any of the Undersigned’s Shares or with respect to any security that includes, relates to, or derives any significant part of its value from such Shares.  If the undersigned is an officer or director of the issuer, the undersigned further agrees that the foregoing provisions shall be equally applicable to any issuer-directed Shares the undersigned may purchase in the offering.

C-1

The Lock-Up Period will commence on the date of this Lock-Up Agreement and continue for 60 days after the public offering date set forth on the final prospectus used to sell the Shares (the “Public Offering Date”) pursuant to the Underwriting Agreement.

Notwithstanding the foregoing, the undersigned may transfer the Undersigned’s Shares (i) as a bona fide gift or gifts, provided that the donee or donees thereof agree to be bound in writing by the restrictions set forth herein, (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, or (iii) with the prior written consent of the Representative on behalf of the Underwriters; provided, however, that in the case of clause (i) or (ii) above, it shall be a condition that such transfers are not required to be reported with the SEC on Form 4 in accordance with Section 16 of the Securities Exchange Act of 1934, as amended, and the undersigned does not otherwise voluntarily effect any public filing or report regarding such transfers.  For purposes of this Lock-Up Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.  In addition, notwithstanding the foregoing, if the undersigned is a corporation, the corporation may transfer equity interests of the Partnership or OpCo to any wholly-owned subsidiary of such corporation; provided, however, that in any such case, it shall be a condition to the transfer that the transferee execute an agreement stating that the transferee is receiving and holding such equity interests subject to the provisions of this Agreement and there shall be no further transfer of such equity interests except in accordance with this Agreement, and provided further that any such transfer shall not involve a disposition for value. Furthermore, the undersigned may sell Class A shares of the Partnership purchased by the Undersigned on the open market following the Public Offering Date if and only if (a) such sales are not required to be reported in any public report or filing with the SEC, or otherwise and (b) the undersigned does not otherwise voluntarily effect any public filing or report regarding such sales. The undersigned now has, and, except as contemplated by clause (i), (ii), or (iii) above, for the duration of this Lock-Up Agreement will have, good and marketable title to the Undersigned’s Shares, free and clear of all liens, encumbrances, and claims whatsoever.  The undersigned also agrees and consents to the entry of stop transfer instructions with the Partnership’s transfer agent and registrar against the transfer of the Undersigned’s Shares except in compliance with the foregoing restrictions.

The undersigned understands that the Partnership and the Underwriters are relying upon this Lock-Up Agreement in proceeding toward consummation of the offering.  The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors, and assigns.

C-2

Very truly yours,

Exact Name of Shareholder

Authorized Signature

Title

C-3